                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported):  November 3, 1998
                                                        -----------------

                           Merrill Lynch & Co., Inc.
                           -------------------------
             (Exact name of Registrant as specified in its charter)


       Delaware                      1-7182                      13-2740599
--------------------------------------------------------------------------------
    (State or other               (Commission                (I.R.S. Employer
    jurisdiction of               File Number)              Identification No.)
     incorporation)

World Financial Center, North Tower, New York, New York           10281-1220
--------------------------------------------------------------------------------
       (Address of principal executive offices)                   (Zip Code)


       Registrant's telephone number, including area code: (212) 449-1000
                                                          ------------------

--------------------------------------------------------------------------------
(Former name or former address, if changed since last report.)

Item 5.  Other Events
-------  -------------

     Exhibits are filed herewith in connection with the Registration Statement on Form S-3 (File No. 333-59997) filed by Merrill Lynch & Co., Inc. ("ML & Co.") with the Securities and Exchange Commission covering the registration of the Trust Originated Preferred Securities of Merrill Lynch Preferred Capital Trust V, the Partnership Preferred Securities of Merrill Lynch Preferred Funding V, L.P. and the guarantees of ML & Co. with respect to the Trust Preferred Securities, the Partnership Preferred Securities and certain debentures of its wholly owned subsidiaries. The exhibit consists of, among other things, the consent to the inclusion and/or incorporation by reference in the Registration Statement of the reports of the independent auditors of ML & Co. as well as the consent of the independent auditors of Merrill Lynch Preferred Capital Trust V and Merrill Lynch Preferred Funding V, L.P. to the incorporation by reference and inclusion of their reports in the Registration Statement.



Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits
-------  -------------------------------------------------------------------


                              EXHIBITS

          (23) Consent of Deloitte & Touche L.L.P.

                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.


                                       MERRILL LYNCH & CO., INC.
                                       -----------------------------------
                                                   (Registrant)



                                       By:  /s/ Andrea L. Dulberg
                                          --------------------------------
                                                Andrea L. Dulberg
                                                   Secretary



Date:  November 3, 1998

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549






                           MERRILL LYNCH & CO., INC.






                         EXHIBITS TO CURRENT REPORT ON
                        FORM 8-K DATED NOVEMBER 3, 1998








                                                   COMMISSION FILE NUMBER 1-7182

                                 EXHIBIT INDEX

Exhibit No.         Description                                  Page
-----------         -----------                                  ----

    (23)            Consent of Deloitte & Touche L.L.P.